UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2016

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held on June 1, 2016 in Boston, Massachusetts. At the Annual Meeting, the Company's stockholders elected 10 individuals to the Board of Directors, approved Proposals 2 and 3 and rejected Proposal 4. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2016.

The final results of the stockholder voting regarding each proposal were as follows:
1.    Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Raymond P. Dolan	366,720,793	4,425,136	150,902	22,033,314
Robert D. Hormats	370,895,678	250,440	150,713	22,033,314
Carolyn F. Katz	367,589,637	3,558,130	149,064	22,033,314
Gustavo Lara Cantu	367,354,536	3,789,132	153,163	22,033,314
Craig Macnab	370,793,306	351,324	152,201	22,033,314
JoAnn A. Reed	370,586,567	561,538	148,726	22,033,314
Pamela D.A. Reeve	366,359,955	4,788,280	148,596	22,033,314
David E. Sharbutt	369,372,146	1,769,212	155,473	22,033,314
James D. Taiclet, Jr.	362,087,991	7,300,805	1,908,035	22,033,314
Samme L. Thompson	369,456,660	1,687,973	152,198	22,033,314

2.    Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
386,423,009	6,688,347	218,789	--

3.    Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
361,746,533	8,177,508	1,372,790	22,033,314

4.    Approval of an amendment to the Company’s By-Laws to reduce the ownership threshold required to call a special meeting.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
171,272,712	199,593,241	430,878	22,033,314
Item 8.01    Other Events.
On June 2, 2016, the Company issued a press release (the “Press Release”) announcing that its Board of Directors declared a cash distribution of $0.53 per share of the Company’s common stock, payable on July 15, 2016 to such stockholders of record at the close of business on June 17, 2016.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	June 2, 2016	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 2, 2016.